                                                                    Exhibit 3.21

                              State of Mississippi

                           Secretary of State's Office
                                   Eric Clark
                               Secretary of State
                              Jackson, Mississippi

                   MISSISSIPPI CORPORATION INFORMATION SYSTEM

Corporation Name:
TITAN TIRE OF MISSISSIPPI, INC.

Corp ID: 0654453
Filed: 03/26/1998 AT 8:00 A.M.

Filing Fee Receipt: $50.00

                                        SECRETARY OF STATE
                                        P.O. Box 136
                                        Jackson, MS 39205
                                        (601) 359-1333


(SEAL)                                  /s/ ERIC CLARK
                                        ----------------------------------------
                                        ERIC CLARK
                                        Secretary of State

F0001 - PAGE 1 OF 2


                  OFFICE OF THE MISSISSIPPI SECRETARY OF STATE
               P.O. BOX 136, JACKSON, MS 39205-0136 (601) 359-1333
                            ARTICLES OF INCORPORATION

The undersigned, pursuant to Section 79-4-2.02 (if a profit corporation) or
Section 79-11-137 (if a nonprofit corporation) of the Mississippi Code of 1972, hereby executes the following document and sets forth:

1. TYPE OF CORPORATION

   [X] Profit   [ ] Nonprofit

2. NAME OF THE CORPORATION

   Titan Tire of Mississippi, Inc.

3. THE FUTURE EFFECTIVE DATE IS ______________________                   (STAMP)
   (COMPLETE IF APPLICABLE)

4. FOR NONPROFITS ONLY: The period of duration is ___ years or ___ perpetual

5. FOR PROFITS ONLY: The Number (and Classes) if any of shares the corporation is authorized to issue is (are) as follows

Classes   # of Shares Authorized   If more than one (1) class of shares is
                                   authorized, the preferences, limitations, and
                                   relative rights of each class are as follows:

one       1,000

____      ______                   _____________________________

6. NAME AND STREET ADDRESS OF THE REGISTERED AGENT AND REGISTERED OFFICE IS

Name Peyton S. Irby, Jr.

Physical
Address  633 North State Street

P.O. Box  _____________________________

City, State, ZIP5, ZIP4 Jackson         MS 39201 -

7. THE NAME AND COMPLETE ADDRESS OF EACH INCORPORATOR ARE AS FOLLOWS

Name   William B. Howell

Street 406 Orchard Park

                                        This page conforms with the duplicate
                                        original filed with the Secretary of
                                        State.


                                        /s/ Eric Clark
                                        ----------------------------------------
                                        Secretary of State

REV. 06/94

F0001 - PAGE 2 OF 2


                  OFFICE OF THE MISSISSIPPI SECRETARY OF STATE
               P.O. BOX 136, JACKSON, MS 39205-0136 (601) 359-1333
                            ARTICLES OF INCORPORATION

City, State, ZIP5, ZIP4  Ridgeland      MS 39157 -

Name                     Jacqueline M. Watkins

Street                   406 Orchard Park

City, State, ZIP5, Z1P4  Ridgeland      MS 39157 -

Name                     ___________________

Street                   ___________________

City, State, ZIP5, ZIP4  ___________________ ___ -

Name                     ___________________

Street                   ___________________

City, State, ZIP5, ZIP4  ___________________ ___ -

8. OTHER PROVISIONS      ____ See Attached

9. INCORPORATORS' SIGNATURES (PLEASE KEEP WRITING WITHIN BLOCKS)


/s/ William B. Howell                   /s/ Jacqueline M. Watkins
-------------------------------------   ----------------------------------------

                                        This page conforms with the duplicate
                                        original filed with the Secretary of
                                        State.


                                        /s/ Eric Clark
                                        ----------------------------------------
                                        Secretary of State

REV. 06/94

F0001 - PAGE 1 OF 2


                  OFFICE OF THE MISSISSIPPI SECRETARY OF STATE
               P.O. BOX 136, JACKSON, MS 39205-0136 (601) 359-1333
                   REGISTERED AGENT/OFFICE STATEMENT OF CHANGE
                               PROFIT CORPORATION

1. CORPORATE ID
   00661172

2. CORPORATE NAME
   Titan Tire Corporation of Natchez

3. FEDERAL TAX ID
   64-0898897                                                            (STAMP)

4. NAME AND STREET ADDRESS OF THE REGISTERED AGENT AND REGISTERED OFFICE (AS ON FILE WITH THE SECRETARY OF STATE)

Name Peyton S Irby, Jr.

Physical
Address  633 North State Street

P.O. Box  ____

City, State, ZIP5, ZIP4 Jackson         MS 39201-

5. NEW REGISTERED AGENT'S NAME AND REGISTERED OFFICE

Cheri T. Holley

Physical
Address  89 Kelly Avenue

P O  Box P O Box 927

City, State, ZIP5, ZIP4 Natchez         MS 39120 -

                                        This page conforms with the duplicate
                                        original filed with the Secretary of
                                        State.


                                        /s/ Eric Clark
                                        ----------------------------------------
                                        Secretary of State

REV. 01/96